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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

                    1-13045                         23-2588479
           (Commission File Number)      (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2005, the Company issued a press release setting forth the Company's results of operations and financial condition for its first fiscal quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits
99.1     Press Release of Iron Mountain Incorporated dated April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    IRON MOUNTAIN INCORPORATED
                                    (Registrant)

                                    By:     /s/ Jean A. Bua
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                                    Name:   Jean A. Bua
                                    Title:  Senior Vice President and Corporate
                                            Controller

Date: April 28, 2005